UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-8002

                             KOREA EQUITY FUND, INC.

                  535 Madison Avenue, New York, New York 10022


                       Nomura Asset Management U.S.A. Inc.
                  535 Madison Avenue, New York, New York 10022

Registrant's telephone number, including area code: (800) 833-0018

Date of fiscal year end:   October 31, 2004

Date of reporting period:  April 30, 2004

ITEM 1.  REPORT TO SHAREHOLDERS
------------------------------------------------------------------------------

                            KOREA EQUITY FUND, INC.



                                                                   June 25, 2004



To Our Shareholders:

     We present the Semi-Annual Report of Korea Equity Fund, Inc. (the "Fund") for the six months ended April 30, 2004.

     The Net Asset Value per share ("NAV") of the Fund on April 30, 2004 was $5.87, representing an increase of 9.1% during the six months ended April 30, 2004. The closing market price of the Fund on the New York Stock Exchange was $5.21, representing a 11.2% discount to the NAV. The Fund's net assets aggregated $49,341,142 on April 30, 2004.

     The Korea Composite Stock Price Index ("KOSPI") increased from 782.36 to
862.84 or 10.3%, in local currency terms, during the six months ended April 30, 2004. Including the Korean won ("Won") appreciation of 0.9% during the six months ended April 30, 2004, this represents a total increase of 11.2% in U.S. dollar terms. For the quarter ended April 30, 2004 the KOSPI, increased in both local currency and U.S. dollar terms by 1.7%. For the quarter ended April 30, 2004, the NAV of the Fund decreased by 2.5%. The Fund underperformed the KOSPI, in U.S. dollar terms, by 4.2 percentage points during the quarter ended April 30, 2004.

South Korean Economy

     Korea's gross domestic product ("GDP") growth in the third quarter of 2003 marked the year's first sequential expansion after two quarters of contraction. Strong export growth was the savior that set the stage for the blistering sequential growth of 2.7% quarter-on-quarter ("q-o-q") in the fourth quarter of 2003. Nevertheless for the year ended December 31, 2003, the 3.1% year-on-year ("y-o-y") GDP growth was the slowest rate in five years. Domestic private spending remained lackluster and was a negative factor on the overall performance of the economy.

     Economic conditions were unchanged going into the first quarter of 2004. Again, both strong export numbers and industrial production output in the first three months of 2004 appeared to indicate a firm first quarter for the South Korean economy. Therefore, the slower 0.8% q-o-q sequential growth was a disappointment. One reason is, the seasonally weaker first quarter post Christmas, although the weakness of the domestic economy was once again the chief factor. Nevertheless, corporate investments in plant and machinery remained robust, up 1.5% q-o-q in the first quarter of 2004. The Central Bank is optimistic of a better 2004 ahead, with a 6% GDP target for the year.

     After a difficult period from November 2002 to the third quarter of 2003, with verbal exchanges between the U.S. government and North Korea over North Korea's nuclear weapons program, this issue has slowly faded from intense scrutiny. However, domestic upheavals made the political environment unstable for a while, although these concerns have also faded since April of this year. In November 2003, President Roh was implicated on allegations of misrepresentation and illegal campaign fund raising. This event coincided with his declining public popularity and subsequent threats of a no-confidence vote against him. Sentiment was also dampened further by the succession of raids by the prosecutor's office on the major chaebols in search of evidence of illegal campaign donations.

     Although the no-confidence vote did not materialize, the National Assembly led by a majority opposition passed a motion to impeach the President running up to the General Elections in April 2004. The plan backfired as President Roh's Uri Party scored a victory at the elections giving his party the majority in the National Assembly. Subsequently, the Constitutional Court also struck down the impeachment motion.

South Korean Stock Market

     The South Korean market was subdued until the end of 2003 coming off a torrid October month. Despite hopes of a swift global economic recovery, the market lagged in November and December amid negative domestic news. Generally, investors retained a positive view towards the export oriented sectors with clear divergence between these export oriented sectors and the domestic industries. Demand for technology products has been increasing and will be supported by signs of renewed capital spending. The commodity sectors, such as steel and petrochemicals, also performed well as investors expected upgrades to earnings due to rising physical resource prices.

     Meanwhile, domestic conditions continue to deteriorate. LG Card, a leading credit card company, declined deeper into trouble on the dual threat of a capital reduction and court receivership, leading eventually to a bailout from major creditor banks. This added further downside pressure to the financial sector, which had already been experiencing poor domestic operating conditions. However, some banking stocks such as Koram Bank did well on expectations of merger and acquisition activity.

     The KOSPI rallied briefly past the 900 mark in early March before a barrage of negative external and domestic developments caused a reversal. Initial optimism over signs of renewed capital spending out of the U.S. gave way to concerns of a jobless recovery. Also, North Korea's apparent willingness to negotiate a peaceful solution to the nuclear arms issue was offset by the National Assembly passing an impeachment motion against President Roh for alleged breaches related to his election campaign.

     Victory for the Uri Party at the general elections in mid April set the stage for a technical rebound, although the market retreated once more in two frenzied days of trading late in the month. Now, the market is trading on concerns that interest rates in the U.S. might rise sooner rather than later due to better economic indicators, while sentiment was also dampened by a possible slowdown in the Chinese economy due to policy tightening.

The Portfolio Activities

     The Fund maintained its bias towards the export-oriented industries at the expense of the domestic economy. The Fund believes that the domestic sectors would be slower to recover despite the better external environment due to the adjustment process, both from a structural as well as the cyclical perspective.

     During the review period, the Fund shifted to an underweight position in the electronics sector on a tactical basis though the position was restored to an overweight. First, Samsung Electronics Co., Ltd. remains a core holding but the Fund liquidated some of the position to align with guideline requirements. Second, the Fund trimmed its position in LG Electronics amid indications that it would have to participate in the bailout of LG Card. In their place, albeit at smaller weights, the Fund has accumulated positions in some of the technology component suppliers. These stocks include Interflex (a flexible printed circuit board manufacturer), Sekonix (an optical lens producer whose products are used in mobile phone cameras), and KH Vatec (a maker of the rotational hinge seen in the clam-shell mobile phones). The Fund has also established an overweight position in Samsung SDI Co., Ltd., a monitor manufacturer that has successfully transformed itself into a major plasma TV producer.

     Through the course of the review period, the Fund has moderated the underweight position in the financials sector. First, the Fund believed that the risks are adequately priced in with most banks in the sector trading at close to book. This belief was also supplemented by the view that we could be close to or at a turning point at the bottom of the cycle. The argument was validated by the first quarter 2004 earnings reports of most banks indicating a return to profitability on the back of reduced provisioning for non-performing loans. Second, the merger and acquisition activity should drive the performance of banking shares going forward. Citigroup has successfully bought out mid-size Korean bank Koram Bank at a price to book multiple of 1.7x. With most banks trading at close to book value, the Fund believed that some of these banks could be acquisition targets in the future. One such attractive investment is Hana Bank, in which the Fund has an overweight position.

Investment Strategy

     The Fund expects much of Korea's economic growth for 2004 to be front-loaded into the first half of the year. This view is premised on a robust global economic environment borne out by strong economic data from key global economies such as the U.S. and Japan. However, the Fund believes that second half growth will be more moderate. Expected hikes in interest rates in the second half of 2004 would likely slow down demand. However, the extent of the slowdown in China bears scrutiny, though the current scenario is for a soft landing. Second, as the global recovery only gathered momentum in the second half of 2003, we also have a higher base effect to compare against, thus dampening the growth rates.

     The domestic outlook remains a key concern, though the Fund sees two mitigating factors. First, the Uri Party's majority in the National Assembly should see less opposition to stimulative fiscal policies aimed at supporting the domestic economy. Indeed, the Finance Minister has clearly commented that boosting the domestic environment is a key goal. The government is in a strong position to provide fiscal support. At worst, we are unlikely to see any further deterioration in domestic trends. Second, our outlook is for a less robust external environment in the second half of 2004. As long as conditions remain benign, domestic confidence should return to support consumption activity.

     Given this economic outlook, the Fund advocates a slight overweight position to the technology sector. The Fund remains comfortable with the longer-term prospects for Samsung Electronics Co., Ltd. whose past success has not only hinged on the business cycle but also the acumen of its management to consolidate its market leading position. Samsung Electronics Co., Ltd's. valuation remains compelling. Some caution is warranted for other exporters, including technology names that are likely to come under some pressure to deliver earnings forecasts expected by the investment community.

     The Fund would look to increase its exposure to the financial and domestic consumption sectors. In the case of the financials sector, the turnaround to profitability signifies a bottoming-out of the provisioning cycle. While some question marks remain over the extent of the deterioration in small and medium-size enterprise credit conditions, the situation appears to be much better managed now. Furthermore, expectations for banking shares have been moderate with valuations close to book value suggesting that much downside risk has already been priced in. The Fund also believes that merger and acquisition activities will continue to create investor interest in these banking names. As for the domestic consumption sectors, the Fund is selectively building up positions in market leading companies at reasonable valuations.

     We appreciate your continuing support of your Fund.

                                        Sincerely,

                                        Yasushi Suzuki
                                        President

                       SHAREHOLDERS ACCOUNT INFORMATION

     Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, Equiserve, Inc. at (800) 426-5523 for information concerning their accounts.

                               INTERNET WEBSITE

     Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet website.

                           KOREA EQUITY FUND, INC.

                       FUND HIGHLIGHTS--APRIL 30, 2004

KEY STATISTICS:
        Net Assets. . . . . . . . . . . . . . . . . . . . . . . . .$49,341,142
        Net Asset Value per Share . . . . . . . . . . . . . . . . .$      5.87
        Closing NYSE Market Price . . . . . . . . . . . . . . . . .$      5.21
        Percentage Increase in Net Asset Value per Share* . . . . .       9.1%
        Percentage Increase in NYSE Market Price* . . . . . . . . .      12.0%

MARKET INDEX:
Percentage increase in market index*

                                                           KOREAN WON    U.S.$
                                                           ==========    =====
        Korea Composite Stock Price Index* . .. . . . . . . . 10.3%       11.2%
        *From November 1, 2003 through April 30, 2004

ASSET ALLOCATION:
        Korean Equity Securities . . . . . . . . . . . . . . .  98.0%
        Other Assets Less Liabilities, Net . . . . . . . . . .   2.0%
                                                               ======
        Net Assets . . . . . . . . . . . . . . . . . . . . . . 100.0%
                                                               ======

INDUSTRY DIVERSIFICATION:

                                   % of                                            % of
                                Net Assets                                      Net Assets
                                ==========                                      ==========
Consumer Electronics . . . . . . . 31.0         Services . . . . . . . . . . . . .  4.8
Banking and Financial Services . . 14.7         Miscellaneous Manufacturing. . . .  3.5
Automotive Equipment and Parts . . 12.5         Chemicals & Pharmaceuticals. . . .  3.1
Iron and Steel . . . . . . . . . .  6.4         Retail . . . . . . . . . . . . . .  2.2
Telecommunications . . . . . . . .  5.9         Airlines . . . . . . . . . . . . .  1.5
Electrical Machinery . . . . . . .  5.4         Utilities. . . . . . . . . . . . .  0.9
Food and Beverages . . . . . . . .  5.3         Oil and Gas. . . . . . . . . . . .  0.8




                 TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE:

                                                Market             % of
Issuer                                          Value           Net Assets
======                                       ==========         ==========
Samsung Electronics Co., Ltd. . . . . . .   $12,585,985            25.5
Hyundai Motor Co., Ltd. . . . . . . . . .     4,233,988             8.6
Kookmin Bank. . . . . . . . . . . . . . .     3,374,842             6.9
POSCO . . . . . . . . . . . . . . . . . .     3,130,865             6.4
SK Telecom Co., Ltd.  . . . . . . . . . .     2,548,693             4.9
Hana Bank . . . . . . . . . . . . . . . .     2,367,887             4.8
Interflex Co., Ltd. . . . . . . . . . . .     1,609,103             3.3
Nhong Shim Co., Ltd.. . . . . . . . . . .     1,514,993             3.1
Shinhan Financial Group Co., Ltd. . . . .     1,498,871             3.0
Hankook Tire Co., Ltd.  . . . . . . . . .     1,403,639             2.9

                           KOREAN EQUITY FUND, INC.

                           SCHEDULE OF INVESTMENTS

                                APRIL 30, 2004
                                 (Unaudited)

                                                                                       % of
                                                                        Market          Net
                                                Shares     Cost         Value         Assets
                                                ======     ====         ======        ======
KOREAN EQUITY SECURITIES

Airlines
Korean Air Co., Ltd. . . . . . . . . . . . . .  55,000  $  669,979    $   749,989       1.5
                                                        ==========   ============     =====
Global airlines

Automotive Equipment and Parts
Hyundai Mobis. . . . . . . . . . . . . . . . .  29,000     794,359      1,245,664       2.5
  Automotive service components
Hyundai Motor, Co., Ltd. . . . . . . . . . . .  78,200   2,088,361      2,982,443       6.0
Hyundai Motor, Co., Ltd. PFD . . . . . . . . .  66,000     811,219      1,251,545       2.6
  Passenger cars, trucks, autoparts and
  commercial vehicles
Kia Motors . . . . . . . . . . . . . . . . . .  72,000     586,698        668,854       1.4
                                                        ==========   ============     =====
  Automobiles and autoparts
Total Automotive Equipment and Parts . . . . .           4,280,637      6,148,506      12.5
                                                        ==========   ============     =====

Banking and Financial Services
Hana Bank  . . . . . . . . . . . . . . . . . . 109,600   2,100,987      2,367,887       4.8
  Commercial bank
Kookmin Bank . . . . . . . . . . . . . . . . .  90,408   3,350,271      3,374,842       6.9
  Commercial bank
Shinhan Financial Group Co., Ltd.. . . . . . .  86,000   1,290,751      1,498,871       3.0
                                                        ==========   ============     =====
  Consumer and commercial-related
  financial services
Total Banking and Financial Services . . . . .           6,742,009      7,241,600      14.7
                                                        ==========   ============     =====

Chemicals and Pharmaceuticals
Honam Petrochemical Corporation . . . . . . .  19,430      581,605        723,647       1.5
  Petrochemicals
LG Chemical Ltd.. . . . . . . . . . . . . . .  19,000      697,089        767,546       1.6
                                                        ==========   ============     =====
  Petrochemicals
Total Chemicals and Pharmaceuticals . . . . .            1,278,694      1,491,193       3.1
                                                        ==========   ============     =====

Consumer Electronics
LG Electronics Inc. . . . . . . . . . . . . .  17,000      718,389      1,031,576       2.1
  Digital display equipment
KH Vatec Co., Ltd.. . . . . . . . . . . . . .  19,000      805,096        733,541       1.5
  Electronic components
Samsung Electronics Co., Ltd. . . . . . . . .  23,878    4,674,011     11,335,105       23.0


                      See notes to financial statements.

                           KOREA EQUITY FUND, INC.

                                APRIL 30, 2004
                                 (Unaudited)

                                                                                       % of
                                                                        Market          Net
                                                Shares     Cost         Value         Assets
                                                ======     ====         ======        ======

Samsung electronics Co., Ltd. PFD. . . . . . .   4,530  $  720,579    $ 1,250,880       2.5
  Consumer electronics, computers and
  telecommunications
Sekonix Co., Ltd.  . . . . . . . . . . . . . .  42,000     820,950        955,725       1.9
                                                        ==========   ============     =====
  Optical lenses, optical filters, charge
  coupled devises and projection TV
  lenses
Total Consumer Electronics . . . . . . . . . .           7,739,025     15,306,827      31.0
                                                        ==========   ============     =====
Electrical Machinery
Interflex Co., Ltd.  . . . . . . . . . . . . .  62,830   1,598,845      1,609,103       3.3
  Printed circuit boards
Samsung SDI Co., Ltd. . . . . . . . . . . . . .  8,260     827,807      1,055,951       2.1
                                                        ==========   ============     =====
  Cathode ray tubes for televisions
  and computer monitors
Total Electrical Machinery . . . . . . . . . .           2,426,652      2,665,054       5.4
                                                        ==========   ============     =====

Food and Beverages
Nhong Shim Co., Ltd. . . . . . . . . . . . . .   7,883     484,080      1,514,993       3.1
  Instant noodles
Orion Corp.  . . . . . . . . . . . . . . . . .  17,560   1,172,831      1,095,707       2.2
                                                        ==========   ============     =====
Snacks distributor
Total Food and Beverages . . . . . . . . . . .           1,656,911      2,610,700       5.3
                                                        ==========   ============     =====

Iron and Steel
POSCO. . . . . . . . . . . . . . . . . . . . .  25,600   2,621,394      3,130,865       6.4
                                                        ==========   ============     =====
  Hot and cold rolled steel
  products

Miscellaneous Manufacturing
Daewoo Shipbuilding & Marine
  Engineering Co., Ltd. . . . . . . . . . . . . 30,700     396,709        313,973       0.6
  Naval and commercial ships
Hankook Tire Co., Ltd.  . . . . . . . . . . . .173,000     952,464      1,403,639       2.9
                                                        ==========   ============     =====
  Radial tires, batteries and
  aluminum alloy wheels
Total Miscellaneous Manufacturing . . . . . . .          1,349,173      1,717,612       3.5
                                                        ==========   ============     =====

Oil and Gas
S-Oil Corporation . . . . . . . . . . . . . . . 9,500      390,856        378,915       0.8
                                                        ==========   ============     =====
  Petroleum and related products

Retail
Shinsegae Co., Ltd. . . . . . . . . . . . . . . 4,860      945,904      1,097,626       2.2
                                                        ==========   ============     =====
  Department store chain

                      See notes to financial statements.

                           KOREA EQUITY FUND, INC.

                                APRIL 30, 2004
                                 (Unaudited)

                                                                                       % of
                                                                        Market          Net
                                                Shares     Cost         Value         Assets
                                                ======     ====         ======        ======
Services
Cheil Communications Inc.. . . . . . . . . . .   4,800  $  697,152    $   670,899       1.4
  Advertising

Daelim Industrial Co., Ltd.. . . . . . . . . .  22,000     466,262        817,488       1.7
  Civil engineering, architectural and plant
  construction
Hanjin Shipping Co., Ltd.. . . . . . . . . . .  14,400     208,789        202,497       0.4
  Marine transportation
Samsung Fire & Marine Insurance Co., Ltd.. . .   9,550     695,164        634,849       1.3
                                                        ==========   ============     =====
  Non-life insurance
Total Services . . . . . . . . . . . . . . . .           2,067,367      2,325,733       4.8
                                                        ==========   ============     =====

Telecommunications
KT Corp. . . . . . . . . . . . . . . . . . . . 14,500      630,614        505,433       1.0
  Telecommunications
SK Telecom Co., Ltd. . . . . . . . . . . . . . 14,360    2,882,780      2,447,693       4.8
SK Telecom Co., Ltd. ADR . . . . . . . . . . .  5,000      120,450        101,000       0.1
                                                        ==========   ============     =====
  Mobile telecommunications and paging
  services
Total Telecommunications . . . . . . . . . . .           3,633,844      3,054,126       5.9
                                                        ==========   ============     =====

Utilities
Korea Electric Power Corp. . . . . . . . . . . 26,000      453,555        425,449       0.9
                                                        ==========   ============     =====
  Power supplier

TOTAL KOREAN EQUITY SECURITIES . . . . . . . .          36,256,000     48,344,195      98.0
                                                        ==========   ============     =====


                      See notes to financial statements.

                           KOREA EQUITY FUND, INC.

                                APRIL 30, 2004
                                 (Unaudited)

                                                                                    % of
                                            Principal                    Market      Net
                                             Amount          Cost        Value      Assets
INVESTMENTS IN FOREIGN CURRENCY
Citibank-Seoul . . . . . . . . . . . . . . . KRW 29,481          $25          $25     0.0
                                                         ===========  ===========   =====
  Non-interest bearing account
TOTAL INVESTMENTS IN FOREIGN CURRENCY . . .                       25           25     0.0
                                                         ===========  ===========   =====
TOTAL INVESTMENTS . . . . . . . . . . . . . . . .        $36,256,025  $48,344,220    98.0
                                                         ===========  ===========   =====
OTHER ASSETS LESS LIABILITIES, NET . . . .                   996,922      996,922     2.0
                                                         ===========  ===========   =====
NET ASSETS . . . . . . . . . . . . . . . . . . . .       $37,252,947  $49,341,142   100.0
                                                         ===========  ===========   =====

PFD--Preferred Security

      Portfolio securities and foreign currency holdings were translated at the following exchange rate as of April 30, 2004.

        Korean won              KRW              1,173.35 = $1.00


                      See notes to financial statements.

                           KOREA EQUITY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                                APRIL 30, 2004
                                 (Unaudited)


ASSETS:
   Investments in securities, at market value (cost--$36,256,000) . . . . . . . $48,344,195
   Investment in foreign securities, at market value (cost-$25) . . . . . . . .          25
   Cash or cash equivalents . . . . . . . . . . . . . . . . . . . . . . . . . .   1,130,070
                                                                                ===========
      Total Assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49,474,290
                                                                                ===========


LIABILITIES:
   Accrued management fee . . . . . . . . . . . . . . . . . . . . . . . . . . .      42,614
   Other accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . .      90,534
                                                                                ===========
      Total Liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . .     133,148
                                                                                ===========

NET ASSETS:
   Capital stock (par value of 8,409,000 shares of capital stock outstanding,
   authorized 100,000,000, par value $0.10 each). . . . . . . . . . . . . . . .     840,900
   Paid-in capital. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80,289,576
   Accumulated net realized gain/(loss) on investments and foreign currency transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (43,976,345)
   Unrealized net appreciation/(depreciation) on investments and foreign exchange . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12,088,195
   Accumulated net investment income gain(loss) . . . . . . . . . . . . . . . .      98,816
                                                                                ===========
      Net Assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $49,341,142
                                                                                ===========

   Net asset value per share . . . . . . . . .. . . . . . . . . . . . . . . . .      $ 5.87
                                                                                ===========

                      See notes to financial statements.

                           KOREA EQUITY FUND, INC.

                            STATEMENT OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2004
                                 (Unaudited)

INCOME:
Dividend income (less $141,476) . . . . . . . . . . . . . . . .    $715,953
Interest income . . . . . . . . . . . . . . . . . . . . . . . .       1,660
                                                                   =========
   Total Income . . . . . . . . . . . . . . . . . . . . . . . .                $  717,613

EXPENSES:
Management fee. . . . . . . . . . . . . . . . . . . . . . . . .     273,526
Legal fees. . . . . . . . . . . . . . . . . . . . . . . . . . .     220,100
Custodian fees. . . . . . . . . . . . . . . . . . . . . . . . .      45,500
Shareholder reports . . . . . . . . . . . . . . . . . . . . . .      45,500
Auditing and tax reporting fees . . . . . . . . . . . . . . . .      22,750
Directors' fees and expenses. . . . . . . . . . . . . . . . . .      17,290
Annual meeting expenses . . . . . . . . . . . . . . . . . . . .      11,830
Transfer agency fees. . . . . . . . . . . . . . . . . . . . . .       9,100
Registration fees . . . . . . . . . . . . . . . . . . . . . . .       5,040
Miscellaneous fees. . . . . . . . . . . . . . . . . . . . . . .       3,640
Insurance expenses. . . . . . . . . . . . . . . . . . . . . . .       1,820
                                                                   =========
   Total Expenses . . . . . . . . . . . . . . . . . . . . . . .                   656,096
   Waived Management fee. . . . . . . . . . . . . . . . . . . .                   (37,299)
                                                                                ==========
   Net Expenses . . . . . . . . . . . . . . . . . . . . . . . .                   618,797
                                                                                ==========
INVESTMENT INCOME--NET. . . . . . . . . . . . . . . . . . . . .                    98,816
                                                                                ==========

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain/(loss) on investments and foreign currency transactions:
Net realized gain/(loss) on investments . . . . . . . . . . . .                 4,743,713
Net realized gain/(loss) on foreign exchange. . . . . . . . . .                   242,851
                                                                                ==========
Net realized gain/(loss) on investments and foreign exchange. .                 4,986,564
                                                                                ==========
Change in net unrealized appreciation/(depreciation) on
  investments . . . . . . . . . . . . . . . . . . . . . . . . .                (1,022,917)
Change in net unrealized appreciation/(depreciation) on
  translation of foreign currency and other assets and
  liabilities denominated in foreign currency . . . . . . . . .                    74,532
                                                                                ==========
Net realized and unrealized gain/(loss) on investments and
  foreign exchange. . . . . . . . . . . . . . . . . . . . . . .                 4,038,179
                                                                                ==========
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.                $4,136,995
                                                                                ==========

                      See notes to financial statements.

                           KOREA EQUITY FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS


                                                                        For the Six           For the
                                                                        Months Ended        Year Ended
                                                                          April 30,         October 31,
                                                                            2004                2003
                                                                            ====                ====
                                                                        (Unaudited)
                                                                        ===========
FROM INVESTMENT ACTIVITIES:
   Net investment gain/(loss). . . . . . . . . . . . . . . . . . . . . . $   98,816          $(179,810)
   Net realized gain/(loss) on investments . . . . . . . . . . . . . . .  4,743,713            293,774
   Net realized gain/(loss) on foreign exchange. . . . . . . . . . . . .    242,851            619,622
   Change in net unrealized appreciation/(depreciation) on investments . (1,022,917)         8,187,983
   Change in net unrealized appreciation/(depreciation) on translation of foreign currency and other assets and liabilities denominated in
   foreign currency. . . . . . . . . . . . . . . . . . . . . . . . . . .     74,532            260,784
                                                                        ============       ===========
   Increase/(decrease) in net assets derived from investment activities.  4,136,995          9,182,353

NET ASSETS:
Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . . . 45,204,147         36,021,794
                                                                        ============       ===========
End of period (including undistributed net investment income/(loss)
of $98,816 and $0 respectively). . . . . . . . . . . . . . . . . . . . .$49,341,142        $45,204,147
                                                                        ============       ===========

                      See notes to financial statements.

                           KOREA EQUITY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Significant Accounting Policies

     Korea Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment management company. The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993. The Fund's investment objective is to seek long-term capital appreciation through investments primarily in equity securities of South Korean equities. The following is a summary of significant accounting policies followed by the Fund. In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

     (a) Valuation of Securities--Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the- counter market (as opposed to the OTC market for foreign investors in South Korea) are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

     (b) Foreign Currency Transactions--Transactions denominated in Korean won ("Won") are recorded in the Fund's records at the prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Won are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

     The net assets of the Fund are presented at the exchange rate and market values at the close of the year. The Fund does not isolate that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in Korean Won rates at April 30, 2004 on investments and other assets and liabilities. Net realized foreign exchange gains or losses include gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the United States dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses includes gains or losses arising from changes in the value of assets and liabilities including investments in securities at April 30, 2004, resulting from changes in the exchange rate.

     (c) Security Transactions, Investment Income, Distributions to Shareholders--Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

     Distributions from net investment income and net realized capital gains are determined in accordance

                           KOREA EQUITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS - (continued) (Unaudited)

with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition--"temporary"), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

     (d) Capital Account Reclassification--For the year ended October 31,
2003, the Fund's paid-in-capital was decreased by $8,326,866 with a decrease in accumulated net investment loss of $179,810 and a decrease in accumulated net realized loss on investments and foreign currency transactions of $8,147,056. The adjustment was primarily a result of the reclassification of net investment and foreign exchange losses.

     (e) Income Taxes--A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

     Under South Korean tax laws, a withholding tax is imposed on dividends and interest income at the rate of 16.5% and 13.2%, respectively, and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

     (f) Subscription for New Shares--As part of their annual corporate action matters, certain South Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund normally subscribes to new share offerings by South Korean companies.

     (g) Use of Estimates in Financial Statement Preparation --The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

     (h) Concentration of Risk--A significant portion of the Fund's net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, less liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about U.S. issuers. Future economic and political developments in South Korea could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

     (i) Indemnifications--Under the Fund's organizational documents its officers and directors are indemnified against certain liabilities arising from the performance of the duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Management Agreement and Transactions With Affiliated Persons

     Nomura Asset Management U.S.A. Inc. (the "Manager") acts as the Manager of the Fund pursuant to

                           KOREA EQUITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS--(Continued) (Unaudited)

a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. ("NAM"), as investment adviser for the Fund.

     As compensation for its services to the Fund, the Manager receives a monthly fee computed daily, at the annual rate of 1.10% of the Fund's average weekly net assets. Effective June 30, 2000, the Manager voluntarily reduced its management fee from 1.1% to 0.95% of the Fund's average weekly net assets. This reduction will remain in effect unless the Manager and the Board of Directors of the Fund mutually agree to reinstate the full management fee. For services performed, NAM receives a monthly fee from the Manager at the annual rate of 0.55% of the average weekly net assets of the Fund. Effective July 24, 2001 for services performed, NAM-Hong Kong and NAM-Singapore received a monthly fee from NAM at an annual rate of 0.05% of average weekly net assets of the Fund. On November 13, 2001, NAM delegated investment discretion over the
Fund's assets to NAM-Singapore. NAM now pays NAM-Singapore 0.25% of average weekly net assets of the Fund. For their services, the Fund was informed that NAM-Hong Kong and NAM-Singapore received fees of $12,362 and $61,814, respectively from NAM. Under the Management Agreement, the Fund paid or accrued fees, after the voluntary waiver, to the Manager of $236,227 for the six months ended April 30, 2004. For the six months ended April 30, 2004, the Manager informed the Fund that NAM received fees of $135,992 from the Manager. At April 30, 2004, the fee payable to the Manager by the Fund was $42,614.

     Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Nomura Securities Co., Ltd. earned $0 in commissions from the Fund on the execution of portfolio Securities transactions for the six months ended April 30, 2004.The Fund pays each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Such fees and expenses for the unaffiliated Directors aggregated $17,290 for the six months ended April 30, 2004.

3. Purchases and Sales of Investments

     Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the six months ended April 30, 2004 were $15,869,871 and $16,396,117, respectively.

     As of April 30, 2004, net unrealized appreciation on investments, exclusive of short-term securities, for Federal income tax purposes was $12,088,194 of which $13,032,235 related to appreciated securities and $944,041 related to depreciated securities. The aggregate cost of investments, exclusive of short-term securities, at April 30, 2004 for Federal income tax purposes was $36,256,000. During the year ended October 31, 2003, the Fund utilized capital loss carryforwards of $756,633. The Fund has a capital loss carryforward as of October 31, 2003 of approximately $48,955,282 of which $3,203,082 expires on October 31, 2004, $5,210,727 expires on October 31, 2005, $20,128,015 expires on October 31, 2006, $6,271,812 expires on October
31, 2007, $7,181,610 expires on October 31, 2008 and $6,960,036 expires on
October 31, 2009.

                            KOREA EQUITY FUND, INC

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each year:

                                                 For the Six                For the Year Ended
                                                 Months Ended                   October 31,
                                                 April 30, 2004 ________________________________________
                                                  Unaudited      2003     2002     2001     2000     1999
                                                 ==============  ====     ====     ====     ====     ====
Net asset value, beginning of period . . . . . . .   $5.38      $4.28    $3.23    $3.52    $5.63    $2.78
                                                     =====      =====    =====    =====    =====    =====
   Net investment gain (loss). . . . . . . . . . .    0.01      (0.02)   (0.05)   (0.03)   (0.03)   (0.04)
   Net realized and unrealized gain (loss) on
      investments and foreign currency . . . . . .    0.48       1.12     1.10    (0.26)   (2.08)    2.89
                                                     =====      =====    =====    =====    =====    =====
Total from investment operations . . . . . . . . .    0.49       1.10     1.05    (0.29)   (2.11)    2.85
                                                     =====      =====    =====    =====    =====    =====

Net asset value, end of period . . . . . . . . . .   $5.87      $5.38    $4.28    $3.23    $3.52    $5.63
                                                     =====      =====    =====    =====    =====    =====

Market value, end of period. . . . . . . . . . . .   $5.21      $4.65   $3.730   $2.620   $2.625   $4.375
Total investment return+ . . . . . . . . . . . . .   12.0%      24.7%    42.4%    (0.2%)  (40.0%)   48.9%
Ratio to average net assets/supplemental data:
   Net assets, end of period (000) . . . . . . . . $49,341    $45,204  $36,022  $27,171  $29,578  $47,345
   Operating expenses before waiver of a portion
      of the management fee. . . . . . . . . . . .   2.69%*     2.46%    2.50%    3.36%    2.24%    2.22%
   Operating expenses after waiver of a portion
      of the management fee. . . . . . . . . . . .   2.53%*     2.31%    2.35%    3.12%    2.20%    2.22%
   Net investment gain (loss). . . . . . . . . . .   0.40%*    (0.49%)  (1.10%)  (1.02%)  (0.60%)  (0.78%)
   Portfolio turnover. . . . . . . . . . . . . . .     33%        58%      99%      37%      50%      34%

______________
* Annualized

+ Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total return does not reflect sales commissions.

                      See notes to financial statements.

BOARD OF DIRECTORS
William G. Barker, Jr.
William K. Grollman
Yasushi Suzuki
Chor Weng Tan
Arthur R. Taylor
John F. Wallace

OFFICERS
Yasushi Suzuki, President
Kenneth L. Munt, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary

MANAGER
Nomura Asset Management U.S.A. Inc.
535 Madison Avenue
New York, New York 10022-4212
Internet Address
www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1 Chome Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

INVESTMENT SUB-ADVISERS
Nomura Asset Management Hong Kong Limited
30th Floor, Two International Finance Center
8 Finance Street
Central, Hong Kong

Nomura Asset Management Singapore Limited
6 Battery Road 34-02
Singapore 049909

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

DIVIDEND PAYING AGENT, TRANSFER AGENT
AND REGISTRAR
Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

COUNSEL
Sidley Austin Brown & Wood LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of The Americas
New York, New York 10036-2798

KOREA EQUITY FUND, INC.
535 MADISON AVENUE
NEW YORK, NEW YORK 10022-4212

This Report, including the Financial Statements, is transmitted to the Shareholders of Korea Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

The accompanying Financial Statements, including the Schedule of Investments, have not been examined by the Fund's independent accountants.
PricewaterhouseCoopers LLP, and accordingly, they express no opinion thereon.


KOREA Equity Fund, Inc.
SEMI-ANNUAL REPORT
APRIL 30, 2004


ITEM 2.  CODE OF ETHICS
------------------------------------------------------------------------------
Not required in this filing


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT
------------------------------------------------------------------------------
Not required in this filing


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES
------------------------------------------------------------------------------
Not required in this filing

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS
------------------------------------------------------------------------------
Not required in this filing


ITEM 6.  SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
Included as part of the report to shareholders filed under item 1 of this Form N-CSR.


ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR   CLOSED-END
         MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------------
Not required in this filing


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
------------------------------------------------------------------------------

Period                    (a)                    (b)                     (c)                    (d)
                          Total                  Average                 Total Number of        Maximum Number
                          Number of              Price Paid              Shares Purchased as    of Shares That
                          Shares                 per share               Part of Publicly       May Yet Be
                          Purchased                                      Announced Plans        Purchased
                                                                         or Programs            Under the Plans or
                                                                                                Programs
November 1,               0                      0                       0                      0
through, November 30,
2003
December 1,               0                      0                       0                      0
through December 31,
2003
January 1,                0                      0                       0                      0
through January 31, 2004
February 1,               0                      0                       0                      0
through February 29,
2004
March 1,                  0                      0                       0                      0
through March 31, 2004
April 1,                  0                      0                       0                      0
through April 30, 2004
Total                     0                      0                       0                      0


ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
------------------------------------------------------------------------------
Not applicable.


ITEM 10.  CONTROLS AND PROCEDURES
------------------------------------------------------------------------------

The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 11.  EXHIBITS
------------------------------------------------------------------------------
(a) (1) Code of Ethics.
(a) (2) Certifications of Principal Executive Officer and Principal
        Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a) (3) Not applicable.
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

                                   SIGNATURES
                            ------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Korea Equity Fund, Inc.

By: /s/ Yasushi Suzuki
-------------------------------------
Yasushi Suzuki, President
(Principal Executive Officer)

Date:    July 6, 2004
-------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Rita Chopra-Brathwaite
-------------------------------------
Rita Chopra-Brathwaite, Treasurer
(Principal Financial Officer)

Date:    July 6, 2004
-------------------------------------